MultiPlan Announces $250 Million Share Repurchase Program

NEW YORK, NY (August 27, 2021) – MultiPlan Corporation (NYSE:MPLN) (“MultiPlan” or the “Company”), a leading value-added provider of data analytics and technology-enabled end-to-end cost management solutions to the U.S. healthcare industry, today announced that its Board of Directors has approved a share repurchase program authorizing the Company to repurchase up to $250 million of its Class A common stock from time to time in open market transactions at prevailing prices or by other means in accordance with federal securities laws. The repurchase program is effective immediately and is expected to be completed before it expires on December 31, 2022.

Commenting on the stock repurchase program, Mark Tabak, Chairman and Chief Executive Officer, said, “This repurchase program reflects the strength of MultiPlan’s business and cash flow, as well as the confidence of our senior management team and Board of Directors’ expectations for continued strong performance. Given our confidence, we believe this program represents an attractive opportunity to buy our common shares at a discount to their intrinsic value and is consistent with MultiPlan’s history of using disciplined capital allocation to create long-term value for its investors. Our durable cash flow generation provides ample capacity to repurchase shares while continuing to execute on our growth strategy, including investing in organic growth and pursuing value-accretive M&A opportunities.”

The timing and amount of any share repurchases will be determined by the Company’s management based on its evaluation of market conditions and other factors. Repurchases may also be made pursuant to preset trading plans meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, which would permit shares to be repurchased during periods the Company might otherwise be precluded from doing so under insider trading laws.

Share repurchases will be funded using the Company’s cash on hand and cash from operations. As of June 30, 2021, the Company had $148 million of cash and cash equivalents. The Company anticipates that share repurchases will utilize a minority of the future cash flow generated by the Company and expects to allocate the majority of cash flow to investments in organic growth initiatives, acquisitions, and debt reduction. At the closing share price as of August 26, 2021, the $250 million share repurchase authorization represents approximately 7% of the approximately 656 million shares of Class A common stock outstanding, as of June 30, 2021, and approximately 20% of the prevailing free float of approximately 225 million shares1.

Repurchased shares will be held in treasury shares and will be available for use in connection with the Company’s stock plans and for other corporate purposes. There is no guarantee as to the number of shares that will be repurchased, and the repurchase program may be extended, suspended or discontinued at any time without prior notice at the Company’s discretion.

1 Free float consists principally of approximately 132.1 million shares of common stock issued to investors in a private placement at the time of the closing of the transaction between Churchill Capital Corp III and Polaris Parent Corp. and approximately 91.9 million shares of common stock outstanding that were issued in connection with the initial public offering of Churchill Capital Corp III.
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Forward-Looking Statements
This press release includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release, and these forward-looking statements reflect management’s expectations regarding our future growth, results of operations, operational and financial performance and business prospects and opportunities. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including: the impact from the COVID-19 pandemic and its related effects on our projected results of operations, financial performance or other financial metrics; loss of our customers, particularly our largest customers; decreases in our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to identify, complete and successfully integrate acquisitions; changes in our industry; interruptions or security breaches of our information technology systems; our ability to protect proprietary applications; our inability to expand our network infrastructure; our ability to remediate any material weakness or maintain effective internal controls over financial reporting; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings; and other factors beyond our control.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
About MultiPlan
MultiPlan is committed to helping healthcare payors manage the cost of care, improve their competitiveness and inspire positive change. Leveraging sophisticated technology, data analytics and a team rich with industry experience, MultiPlan interprets clients' needs and customizes innovative solutions that combine its payment and revenue integrity, network-based and analytics-based services. MultiPlan is a trusted partner to over 700 healthcare payors in the commercial health, government and property and casualty markets. For more information, visit www.multiplan.com.

Contacts

Investor Relations
Luke Montgomery, CFA
SVP, Finance & Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Shawna Gasik
AVP, Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Media Relations
Pamela Walker
Senior Director, Marketing & Communication
MultiPlan
781-895-3118
press@multiplan.com
SOURCE MultiPlan Corporation